SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of  earliest event reported):  August 12, 2003

Medtronic, Inc.

(Exact name of Registrant  as Specified in its Charter)

Minnesota

(State or Other  Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer
Identification No.)

710    Medtronic Parkway

Minneapolis,  Minnesota  55432

(Address of Principal  Executive Offices and Zip Code)

(763)  514-4000

(Registrant’s telephone  number, including area code)

Not  Applicable

(Former Name or Former  Address, if Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure.

                On August 11, 2003,  Medtronic, Inc. issued a press release announcing the execution of an agreement to purchase substantially all of the assets of TransVascular, Inc., a privately held, Palo Alto, Calif.-based company.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7.    Financial  Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

	Exhibit 99.1	Press release dated August 11, 2003.
	Exhibit 99.2	Press release dated August 12, 2003.

Item 12.     Results of Operations and Financial Condition.

On August 12, 2003,  Medtronic, Inc. issued a press release announcing its first quarter financial results for fiscal 2004.  The full text of the press release is hereby to be considered filed under the Securities and Exchange Act of 1934, is set forth in Exhibit 99.2 attached hereto and is incorporated in this Report as if fully set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly  authorized.

MEDTRONIC, INC.

	By	/s/ David J. Scott
Date: August 12, 2003		David J. Scott
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Exhibit Number	Description
99.1	Press release dated August 11, 2003
99.2	Press release dated August 12, 2003